                                       Contact:  John S. Brittain, Jr.
                                                 Chief Financial Officer
                                                 (441) 294-6350

                                                 Amanda M. Mullin
                                                 VP Investor Relations
                                                 (441) 294-6350


FOR IMMEDIATE RELEASE


            QUANTA CAPITAL HOLDINGS ANNOUNCES SECOND QUARTER RESULTS
  -- COMPANY REPORTS NET INCOME OF $1.8 MILLION, OR $0.03 PER DILUTED SHARE --

     Hamilton, Bermuda - August 2, 2004 -- Quanta Capital Holdings Ltd. (Nasdaq:
QNTA), a company that provides specialty insurance, reinsurance, and risk consulting services through its affiliated companies, today reported that its net income for the second quarter of 2004 was $1.8 million, or $0.03 per diluted share. This compares to a net loss of $4.5 million, or $0.08 per share, for the first quarter of 2004. Net income excluding net realized losses on investments for the second quarter of 2004 was $2.6 million, or $0.05 per share. The company was formed in May 2003, and raised net proceeds of $505.6 million in a private offering of common shares that closed September 3, 2003. Accordingly, there is no comparative information for the second quarter of 2003.

     Gross premiums written for the second quarter of 2004 were $135.0 million, and net premiums written were $114.1 million, which compares to gross written premiums of $118.7 million and net written premiums of $112.5 million in the first quarter of 2004. For the second quarter, reinsurance contributed $67.1 million of net written premiums and direct insurance contributed $46.9 million of net written premiums. Net premiums earned were $56.9 million for the second quarter, compared to $27.2 million for the first quarter of 2004. Revenues from our consulting business totaled $8.3 million in the second quarter of 2004.

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                                                                          Page 2

     Tobey J. Russ, Chief Executive Officer, stated, "We are extremely pleased to report Quanta's first profitable quarter, and note that this important milestone was achieved in less than nine months since the company commenced writing business. All of our businesses performed in line with or exceeded our expectations during the quarter. As anticipated, our direct specialty lines increased as a proportion of our overall business, with net written premiums accounting for 41% of our total underwriting activity during the period compared to 28% in the first quarter of 2004. We also saw solid results in our reinsurance business as well as our consulting business."

     Mr. Russ continued, "It remains our intention to prudently deploy all of Quanta's capital by the end of the fiscal year. We believe our ability to allocate and deploy capital to those lines in our portfolio that offer the most attractive returns represents a real strategic advantage for Quanta, as it enables us to remain flexible in a market that is constantly changing. We look forward to keeping you apprised of our progress as we continue to implement this and other operating strategies in the second half of 2004."

     Quanta will host a conference call to discuss second quarter results at 9:00 a.m. Eastern Time on Tuesday, August 3, 2004. A live webcast of this call will be available at www.quantaholdings.com and will be archived on Quanta's website. A telephone replay of the conference call also will be available beginning on August 3, 2004 at 11:00 a.m. Eastern Time until August 10, 2004. To access the replay, domestic callers should dial 888-286-8010 and international callers should dial 617-801-6888. All callers should provide passcode #11508407.

     Net income excluding net realized gains and losses on investments is a non-GAAP financial measure. A reconciliation of this measure to the company's net income is presented at the end of this release.

ABOUT QUANTA CAPITAL HOLDINGS LTD.

Quanta Capital Holdings Ltd., a Bermuda holding company, provides specialty insurance, reinsurance, risk assessment and risk consulting products and services through its subsidiaries. Through operations in Bermuda, the United States, Ireland and the United Kingdom, Quanta focuses on writing coverage for specialized classes of risk through a team of experienced, technically qualified underwriters. The company offers specialty insurance and reinsurance products that often require extensive technical underwriting skills, risk assessment resources and engineering expertise. Quanta is listed on the NASDAQ stock market and trades under the symbol QNTA.

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                                                                          Page 3

The statements contained in this press release may include forward-looking statements within the meaning of the federal securities law. Although the company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results. These factors are detailed in the company's filings with the U.S. Securities and Exchange Commission. The company assumes no obligation to update or supplement forward-looking statements to reflect subsequent events or circumstances.

                               (tables to follow)

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                                                                          Page 4


                          QUANTA CAPITAL HOLDINGS LTD.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                             Three months ended      Six months ended
                                                        6/30/04               6/30/04
                                                   ------------          ------------
Gross premiums written                                 $134,971              $253,700
                                                   ------------          ------------
Net premiums written                                    114,063               226,518
                                                   ------------          ------------
Net premiums earned                                      56,855                84,090
Consulting revenues                                       8,346                14,853
Net investment income                                     3,318                 6,553
Net realized (losses) gains on investments                 (827)                  368
Other income                                                139                   554
                                                   ------------          ------------
Total revenues                                           67,831               106,418

Net losses and loss expenses incurred                    32,325                48,220
Acquisition expenses                                     12,837                19,454
Direct consulting costs                                   5,827                10,211
General and administrative expenses                      14,577                30,406
Depreciation and amortization of intangibles                450                   837
                                                   ------------          ------------
Total expenses                                           66,016               109,128

Income (loss) before income taxes                         1,815                (2,710)
                                                   ------------          ------------
Income tax expense                                         --                    --
                                                   ------------          ------------
Net income (loss)                                        $1,815               $(2,710)
                                                   ============          ============

Weighted average number of common shares
     and common share equivalents - basic            56,798,218            56,798,218

Weighted average number of common shares
     and common share equivalents - diluted:         57,528,692            56,798,218

Net income per common share - basic                       $0.03                $(0.05)
Net income per common share - diluted                     $0.03                $(0.05)


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                                                                          Page 5


                          QUANTA CAPITAL HOLDINGS LTD.
                           CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                    As of 6/30/04    As of 12/31/03
                                                    -------------    ---------------
                                                      (unaudited)
ASSETS
Investments at fair market value                        $ 461,777         $ 467,036
Cash and cash equivalents                                  48,122            47,251
Premiums receivable                                       154,751            10,961
Other accounts receivable                                  10,362             8,957
Deferred acquisition costs                                 38,495             6,616
Deferred reinsurance premiums                              23,256             1,925
Losses and loss adjustment expenses recoverable             2,284             3,263
Accrued investment income                                   4,233             2,995
Property and equipment, net                                 3,120             1,117
Goodwill and intangible assets                             20,986            21,351
Other assets                                                5,217             2,289
                                                        ---------         ---------
Total assets                                            $ 772,603         $ 573,761
                                                        =========         =========

LIABILITIES
Reserve for losses and loss adjustment expenses         $  51,545         $   4,454
Reserve for unearned premiums                             183,749            20,044
Environmental liabilities assumed                           6,762             7,018
Reinsurance balances payable                               16,322               334
Accounts payable and accrued expenses                      11,783            17,609
Net payable for investments purchased                      15,922            34,766
Deferred income and other liabilities                       7,895             2,053
                                                        ---------         ---------
Total liabilities                                       $ 293,978         $  86,278
                                                        =========         =========

SHAREHOLDERS' EQUITY
Common shares                                                 568               568
Additional paid-in capital                                523,763           524,235
Accumulated deficit                                       (41,187)          (38,477)
Accumulated other comprehensive income                     (4,519)            1,157
                                                        ---------         ---------
Total shareholders' equity                              $ 478,625         $ 487,483
                                                        ---------         ---------
Total liabilities and shareholders' equity              $ 772,603         $ 573,761
                                                        =========         =========


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                                                                          Page 6


                          QUANTA CAPITAL HOLDINGS LTD.
                        CONSOLIDATED UNDERWRITING RATIOS
                                   (Unaudited)

As a recently formed company with limited underwriting activities during the three and six months ended June 30, 2004, the following Net Expense Ratio and Combined Ratio are not necessarily indicative of our future underwriting performance.

                                                   Three months       Six months
                                                 ended 6/30/04     ended 6/30/04
                                                 -------------     -------------
Loss Ratio(1)                                            56.9%             57.3%

Acquisition Expense Ratio(2)                             22.6%             23.1%
General and Administrative Expense Ratio(3)              10.8%             11.3%
                                                      --------           -------
Net Expense Ratio(4)                                     33.4%             34.4%
                                                      --------           -------

Combined Ratio(5)                                        90.3%             91.7%
                                                      ========           =======

(1) The Loss Ratio is calculated by dividing net losses and loss expenses incurred by net premiums earned.

(2) The Acquisition Expense Ratio is calculated by dividing acquisition expenses by net premiums earned.

(3) The General and Administrative Expense Ratio indicates the level of indirect costs associated with acquiring/writing insurance and reinsurance contracts, and is calculated by dividing general and administrative expenses associated with our underwriting activities by net premiums written. General and administrative expenses associated with our underwriting activities for the three months and six months ended 6/30/04 were $12.3 million and $25.6 million, respectively, and exclude $2.3 million and $4.8 million related to our consulting activities for the same periods.

(4) The Net Expense Ratio is the sum of our Acquisition Expense Ratio and General and Administrative Expense Ratio.

(5)  The Combined Ratio is the sum of our Loss Ratio and Net Expense Ratio.


                                    - more -

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                                                                          Page 7


                          QUANTA CAPITAL HOLDINGS LTD.
                    NON-GAAP FINANCIAL MEASURE RECONCILIATION
          NET INCOME EXCLUDING REALIZED GAINS AND LOSSES ON INVESTMENTS
                (Dollars in thousands, except per share amounts)
                                   (Unaudited)

In addition to the GAAP financial measures and the ratios included within this release, the Company has presented "net income (loss) excluding net realized gains and losses on investments", which is a non-GAAP financial measure. The Company has included this measure as it believes that security analysts, rating agencies and investors believe that realized gains and losses are largely opportunistic and are a function of economic and interest rate conditions. As a result, the Company believes that they evaluate the net income before realized gains or losses to make performance comparisons with the Company's industry peers.

                                                              Three months      Six months
                                                             ended 6/30/04   ended 6/30/04
                                                             -------------   -------------
Net income (loss)                                                $   1,815       $  (2,710)
Adjustment for net realized losses (gains) on investments              826            (368)
Adjustment for associated tax impact of
     net realized gains (losses) on investments                       --              --
                                                                 ---------       ---------
Net income (loss) excluding realized gains and
     losses on investments, net of tax                           $   2,641       $  (3,078)
                                                                 =========       =========

Net income (loss) per share
                        - basic                                  $    0.03       $   (0.05)
                        - diluted                                $    0.03       $   (0.05)

Adjustment for net realized losses (gains) on investments        $    0.02       $   (0.01)
Adjustment for associated tax impact of net
     realized gains (losses) on investments                           --              --
                                                                 ---------       ---------

Net income (loss) excluding realized gains on investments, net of tax per share
                        - basic                                  $    0.05       $   (0.06)
                                                                 =========       =========
                        - diluted                                $    0.05       $   (0.06)
                                                                 =========       =========

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